Nationwide Life and Annuity Insurance Company: • Nationwide Variable Account-13

Prospectus supplement dated April 20, 2007 to
Prospectus dated May 1, 2006

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective May 1, 2007, the AIM Variable Insurance Funds – AIM V.I. Small Cap Growth Fund: Series I Shares will merge into the AIM Variable Insurance Funds – AIM V.I. Small Cap Equity Fund: Series I Shares.

As a result, any of your contract value invested in AIM V.I. Small Cap Growth Fund: Series I Shares will be merged into the AIM V.I. Small Cap Equity Fund: Series I Shares. If any portion of your future purchase payments are allocated to the AIM V.I. Small Cap Growth Fund: Series I Shares should be redirected to another fund available under your contract.

Effective as of the close of trading of the New York Stock Exchange on April 30, 2007, any Dollar Cost Averaging, Systematic Withdrawals, Asset Rebalancing or other administrative program that includes transfers of contract value or allocations to the AIM V.I. Small Cap Growth Fund: Series I Shares will be changed to reflect the AIM V.I. Small Cap Equity Fund: Series I Shares.

Effective May 1, 2007, all references and information contained in the prospectus for your contract related to the AIM V.I. Small Cap Growth Fund: Series I Shares will be removed.